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                                                                   EXHIBIT 14(b)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in this Registration Statement (Form N-14 No. 333-67842) of the SunAmerica Strategic Investment Series, Inc.

                                      /s/ Ernst & Young LLP

                                      ERNST & YOUNG LLP

New York, New York
September 28, 2001